                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                                    AMENDMENT NO. 2 dated as of June 30, 2005
                           (this "Amendment") to the RECEIVABLES PURCHASE
                           AGREEMENT dated as of November 30, 2004, as amended
                           April 1, 2005 (the "Agreement"), among Affinia
                           Receivables LLC, a Delaware limited liability company
                           ("Finance Subsidiary"), Affinia Group Inc., a
                           Delaware corporation ("Affinia Group"), as initial
                           Servicer (the "Servicer" and Performance Guarantor,
                           and together with Finance Subsidiary, the "Seller
                           Parties" and each a "Seller Party"), the entities
                           identified on the signature pages thereto as a
                           "Financial Institution" (together with any of their
                           respective successors and assigns thereunder, the
                           "Financial Institutions"), Park Avenue Receivables
                           Company LLC ("Conduit", and together with the
                           Financial Institutions, the "Purchasers") and
                           JPMorgan Chase Bank, N.A., as agent for the
                           Purchasers thereunder or any successor agent
                           thereunder (together with its successors and assigns
                           thereunder, the "Agent").

                  The parties hereto hereby agree as follows:

                  SECTION 8. DEFINED TERMS. Capitalized terms used but not
otherwise defined herein will have the meanings as defined in the Agreement.

                  SECTION 9. AMENDMENTS TO THE AGREEMENT. Article II, Payment
and Collections Section 2.7 of the Agreement is hereby amended and restated in its entirety as follows:

                  Clean Up Call. In addition to Finance Subsidiary's rights
         pursuant to Section 1.3, Finance Subsidiary shall have the right (after providing written notice to the Agent in accordance with the Required
         Notice Period), at any time following the reduction of the Aggregate
         Capital to a level that is less than 10.0% of the original Purchase
         Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests, subject to the following conditions and limitations: (i) the dollar amount of the purchase price of Purchaser Interests repurchased under this Section 2.7 on any date can not exceed 10% of the dollar amount of the lowest Purchase Price paid to Finance Subsidiary by the Purchasers for Purchaser Interests
         sold on one Business Day, (ii) the purchase price for a repurchase of
         Purchaser Interests shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds, (iii) in relation to all then outstanding Purchaser Interests,
         (x) if the dollar amount of the repurchase price does not exceed 10% of the dollar amount of the lowest Purchase Price paid to Finance
         Subsidiary by the Purchasers for Purchaser Interests sold on one
         Business Day, then all outstanding Purchaser Interests must be repurchased in one transaction, and (y) if the dollar amount of the repurchase price does exceed 10% of the dollar amount of the lowest
         Purchase Price paid to Finance Subsidiary by the Purchasers for
         Purchaser Interests sold on one Business Day, then each repurchase, which must be made on consecutive Business Days, must exceed 9% (other than the last repurchase) of the dollar amount of the lowest Purchase
         Price paid on one Business Day to Finance Subsidiary by the Purchasers
         for Purchaser Interests. Such repurchase shall be without

         representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Agent.

                  SECTION 10. REPRESENTATIONS AND WARRANTIES. Each Seller Party
represents and warrants as to itself to the Purchasers and Agent that the representations and warranties of each Seller Party set forth in the Agreement shall be true and correct in all material respects, in each case on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respect as of such earlier date).

                  SECTION 11. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

                  SECTION 12. COUNTERPARTS. This Amendment may be executed in counterparts, each of which will be an original, but all of which together will constitute a single agreement..

                  SECTION 13. AGREEMENT IN FULL FORCE AND EFFECT. Except as
expressly amended hereby, the Agreement will continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.
After the date of the effectiveness hereof, any reference to the Agreement will mean the Agreement as amended by this Amendment.

                  SECTION 14. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of the date hereof once this Amendment shall have been executed and delivered by the parties hereto.

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                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

                           AFFINIA RECEIVABLES LLC

                           By:  /s/  Tom Kaczynski
                              --------------------------------------------------
                           Name:  Tom Kaczynski
                           Title: Treasurer

                           PARK AVENUE RECEIVABLES COMPANY LLC

                           By:  /s/  William W. Wood
                              --------------------------------------------------
                                           Authorized Signatory

                           JPMORGAN CHASE BANK, N.A., as a Financial
                           Institution and as Agent

                           By:  /s/  William W. Wood
                              --------------------------------------------------
                           Name:  William W. Wood
                           Title: Vice President

Acknowledged on the date hereof by:

AFFINIA GROUP INC.

By:  /s/  Thomas H. Madden
   --------------------------------------------------
Name:  Thomas H. Madden
Title: Chief Financial Officer